Exhibit 10.9

Execution Version

AMENDMENT NO. 4 TO FINANCING AGREEMENT

AMENDMENT NO. 4 TO FINANCING AGREEMENT (this “Amendment”), dated as of June 26, 2017, to the Financing Agreement, dated as of October 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Ultimate Parent” or the “Buyer”), as the initial borrower, and immediately upon consummation of the Funko Acquisition (as defined in the Financing Agreement), Funko Holdings LLC, a Delaware limited liability company (“Parent” or “Funko Holdings”) and Funko, LLC, a Washington limited liability company (“Funko,” and Funko, together with the Ultimate Parent, the Parent and each other Person that executes a Joinder Agreement (as defined in the Financing Agreement) and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a Joinder Agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined in the Financing Agreement), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Cerberus Business Finance, LLC, a Delaware limited liability company (“Cerberus”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and PNC Bank, National Association (“PNC”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Borrowers have requested that the Lenders make certain changes to the Financing Agreement and the Lenders are willing to make such modifications, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement, as amended by this Amendment.

2. Amendments.

(a) Section 1.01 of the Financing Agreement (Definitions) is hereby amended by adding the following definitions in the appropriate alphabetical order:

““Acon Investors” means ACON Funko Investors, L.L.C., a Delaware limited liability company and each other Person that becomes a lender of Acon Subordinated Indebtedness pursuant to an Acon Subordinated Note, and executes a joinder to the Acon Notes Subordination Agreement.”

““Acon Subordinated Indebtedness” shall mean the debt obligations of the Ultimate Parent to Acon Investors under the Acon Subordinated Notes, in an aggregate principal amount not to exceed $20,000,000 (plus any interest paid in kind in accordance with the Acon Subordinated Notes).”

““Acon Subordinated Indebtedness Permitted Payments” means (a) regularly scheduled payments in kind (and not in cash) of interest on the Acon Subordinated Indebtedness in accordance with the Acon Subordinated Notes, (b) after the fifth anniversary of an Acon

Subordinated Note, AHYDO payments on the Acon Subordinated Indebtedness pursuant to Section 6 of such Acon Subordinated Note, (c) cash payments of principal (including capitalized interest and accrued interest on such principal amount subject to payment) after a Qualified Initial Public Offering, using the proceeds of such Qualified Initial Public Offering, and (d) voluntary cash prepayments of principal (including capitalized interest and accrued interest on such principal amount subject to payment) and cash payments of regularly scheduled interest on the Acon Subordinated Indebtedness; provided, that such payments shall only be permitted to be paid if: (i) no Default or Event of Default shall have occurred and be continuing, or would result from such prepayment, (ii) Availability would not be less than $15,000,000 immediately after giving effect to such payment and (iii) the Loan Parties shall be in compliance on a pro forma basis with the covenants set forth in Section 7.03 hereof, recomputed for the most recent Fiscal Quarter for which financial statements have been delivered (or are required to have been delivered) under Section 7.01(a)(i) hereof.”

““Acon Subordinated Notes” means each Subordinated Promissory Note by Ultimate Parent in favor of an Acon Investor, each in substantially the same form as that certain Subordinated Promissory Note, dated as of June 26, 2017, by Ultimate Parent in favor of ACON Funko Investors, L.L.C., a Delaware limited liability company, as each of the foregoing may be amended, restated, supplemented or otherwise modified from time to time in compliance with the terms of the Subordination Agreement.”

““Acon Notes Subordination Agreement” means that certain Subordination Agreement, dated as of June 26, 2017, by and between Collateral Agent and each Acon Investor, as acknowledged by the Borrowers, as the same may be amended, restated, supplemented or otherwise modified from time to time in compliance with the terms thereof.”

““Amendment No. 4” means Amendment No. 4 to Financing Agreement, dated as of June 26, 2017, by and among the Agents, the Lenders and the Loan Parties.”

(b) Section 1.01 of the Financing Agreement (Definitions) is hereby amended by amending and restating clause (e)(viii) of the definition of “Excess Cash Flow” in its entirety to read as follows:

“(viii) cash payments during such period that were paid in respect of Permitted Acquisitions, the Underground Toys Earnout, the Funko Earnout, the Funko Earnout Preferred Equity, the Acon Subordinated Indebtedness or Permitted Investments pursuant to clause (p) of the definition thereof, in each case, to the extent not financed through the incurrence of Indebtedness (other than Indebtedness constituting a Revolver Credit Extension) or through an Equity Issuance.”

(c) Section 1.01 of the Financing Agreement (Definitions) is hereby amended by amending and restating clauses (a)(ii)(x) and (a)(ii)(y) of the definition of “Fixed Charge Coverage Ratio” in their entirety to read as follows:

“(x) unfinanced Capital Expenditures made by such Person and its Subsidiaries during such period (excluding expenditures representing the purchase price for any Permitted Acquisition or Investment permitted pursuant to clause (p) of the definition thereof and excluding unfinanced Capital Expenditures related to the headquarters building (not to exceed $10,000,000 in the aggregate for all periods in which such Capital Expenditures are made) of which $1,698,000 is attributed to the Fiscal Quarter ended December 31,

2016, $4,855,000 is attributed to the Fiscal Quarter ended March 31, 2017 and, as of May 31, 2017 (with the amount being increased for such Capital Expenditures made in June, 2017), $1,767,000 is attributed to the Fiscal Quarter ending June 30, 2017), plus (y) cash income taxes paid by such Person and its Subsidiaries during such period (with such cash income taxes paid being deemed to be $10,078,000 for the Fiscal Quarter ended June 30, 2016, $15,318,000 for the Fiscal Quarter ended September 30, 2016 and $12,900,000 for the Fiscal Quarter ended March 31, 2017), plus”

(d) Section 1.01 of the Financing Agreement (Definitions) is hereby amended by amending and restating clauses (b)(i) and (b)(ii) of the definition of “Fixed Charge Coverage Ratio” in their entirety to read as follows:

“(i) all scheduled installments of principal of Indebtedness (excluding any principal payments made in relation to the Acon Subordinated Indebtedness, the Funko Earnout, the Underground Toys Earnout or any Funko Earnout Preferred Equity) of such Person and its Subsidiaries paid during such period to the extent there is an equivalent permanent reduction in the commitments thereunder, plus (ii) Consolidated Cash Interest Expense (excluding any such interest paid or payable in relation to the Acon Subordinated Indebtedness) of such Person and its Subsidiaries for such period, plus”

(e) Section 1.01 of the Financing Agreement (Definitions) is hereby amended by amending and restating the definition of “Loan Document” in its entirety to read as follows:

““Loan Document” means this Agreement, the Security Agreement, any other Security Documents, any Guaranty, any Note, the Intercompany Subordination Agreement, the Acon Notes Subordination Agreement, any Joinder Agreement, the Flow of Funds Agreement, any Letter of Credit Application, any Mortgage, the Fee Letter, the Collateral Assignment, any Bank Product Agreement, and any other agreement, instrument, certificate, report and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan, any Letter of Credit Obligation or any other Obligation; provided, however, that for purposes of Section 9.1 hereof, no Interest Rate Hedging Agreement or other Bank Product Agreement shall constitute a Loan Document.”

(f) Section 1.01 of the Financing Agreement (Definitions) is hereby amended by amending and restating clause (c) of the definition of “Permitted Funko Earnout Payments” in its entirety to read as follows:

“(c) any additional amounts in respect of the Funko 2015 Earnout or the Funko 2016 Earnout that are paid (i) through the issuance of Funko Earnout Preferred Equity, (ii) with the cash proceeds of new equity issued by the Ultimate Parent, or (iii) with the proceeds of the Acon Subordinated Indebtedness.”

(g) Section 1.01 of the Financing Agreement (Definitions) is hereby amended by amending and restating clause (i) of the definition of “Permitted Indebtedness” in its entirety to read as follows:

“(i) Subordinated Indebtedness (other than the Acon Subordinated Indebtedness) in an aggregate amount not exceeding $5,000,000 at any time outstanding and the Acon Subordinated Indebtedness;”

(h) Section 1.01 of the Financing Agreement (Definitions) is hereby amended by amending and restating the definition of “Subordinated Indebtedness” in its entirety to read as follows:

““Subordinated Indebtedness” means (a) the Acon Subordinated Indebtedness, and (b) any other Indebtedness of any Loan Party the terms of which are reasonably satisfactory to the Agents and which has been expressly subordinated in right of payment to all Indebtedness of such Loan Party under the Loan Documents (i) by the execution and delivery of a subordination agreement, in form and substance reasonably satisfactory to the Agents, or (ii) otherwise on terms and conditions (including, without limitation, subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) reasonably satisfactory to the Agents; it being understood that the following terms in respect of such Indebtedness will be satisfactory to the Agents: (1) no cash principal payments prior to the maturity thereof and payment of cash interest permitted at commercially reasonable rate in absence of continuing Event of Default, (2) matures at least 180 days after the Final Maturity Date, (3) subject to customary limited exceptions, indefinite standstill period on the exercise of remedies (whether or not of a type available to unsecured creditors) until the Obligations are Paid in Full, and (4) unsecured.”

(i) Section 7.01(n) of the Financing Agreement (Subordination) is hereby amended and restated in its entirety to read as follows:

“(n) Subordination. Cause all Indebtedness and other obligations now or hereafter owed by it to any of its Affiliates (other than, to the extent constituting Indebtedness, obligations in relation to the Funko Earnout and the Funko Earnout Preferred Equity), to be subordinated in right of payment and security to the Indebtedness and other Obligations owing to the Agents and the Lenders in accordance with the Intercompany Subordination Agreement, the Acon Notes Subordination Agreement or such other applicable subordination agreement in form and substance reasonably satisfactory to the Agents.”

(j) Section 7.02(h) of the Financing Agreement (Restricted Payments) is hereby amended by amending and restating clause (F) after the first proviso thereof in its entirety to read as follows:

“(F) the Loan Parties may make dividends, distributions or other payments for the purpose of allowing the Ultimate Parent to make payments or redemptions in respect of all or a portion of the Funko Earnout Preferred Equity (and Ultimate Parent may make such payment or redemption); provided, that any amounts funded by the Parent to the Ultimate Parent for such purpose may not be paid in cash if, at the time of the making of any such payment or after giving effect to the making of any such payment, (i) there exists an Event of Default or (ii) Availability is less than $15,000,000 (in which case the payment of such amount in cash shall be permitted at such time as the conditions described in clauses (i) and (ii) are no longer continuing),”

(k) Section 7.02(j) of the Financing Agreement (Transactions with Affiliates) is hereby amended by deleting “and” before clause (iv) thereof and replacing it with “,”, and adding the following language to the end of such section:

“and (v) transactions contemplated by the Acon Subordinated Note”

(l) Section 7.02(m)(ii)(B) of the Financing Agreement (Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.) is hereby amended and restated in its entirety to read as follows:

“(B) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of the Acon Subordinated Indebtedness in violation of the subordination provisions thereof or the Acon Notes Subordination Agreement (it being understood and agreed that Ultimate Parent may make Acon Subordinated Indebtedness Permitted Payments in accordance with the terms of the Acon Notes Subordination Agreement), or any other Subordinated Indebtedness in violation of the subordination provisions thereof or any subordination agreement with respect thereto;”

3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction in full or waiver by all Lenders of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Amendment Effective Date”):

(a) Amendment. Each Agent shall have received this Amendment fully executed by the Loan Parties and the Lenders.

(b) Proceedings; Receipt of Documents. All proceedings in connection with this Amendment, and all documents incidental hereto and thereto, shall be satisfactory to the Lenders, and each Agent shall have received all such information or certified or other copies of such documents as any Lender may reasonably request.

(c) Representations and Warranties; No Default. (i) All representations and warranties contained in the Financing Agreement, in Section 4 hereof and in the other Loan Documents in effect on the Amendment Effective Date shall be true and correct in all material respects (except that any representation and warranty that is qualified as to materiality or similar language shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment or the other Loan Documents becoming effective in accordance with its or their respective terms.

(d) Sponsor Investment. The Agents shall have received reasonably satisfactory evidence that the Permitted Holders made a cash equity contribution to Ultimate Parent of at least $5,000,000.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c) Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and each other Loan Document to which it is or will be a party, and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any Requirement of Law in any material respect or any of its Governing Documents or any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(d) Enforceability of Loan Documents. This Amendment, the Financing Agreement as amended by this Amendment, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by principles of equity.

(e) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

(f) Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Financing Agreement, and each reference in any other Loan Document to “the Financing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent or any Lender, or to grant to the Collateral Agent or any Lender a Lien on any collateral as security for the Obligations of such Loan Party from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

(g) Reaffirmation. Each Loan Party hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Collateral Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

5. No Other Waivers. Except as expressly provided in this Amendment, all of the terms and conditions of the Financing Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Agents or the Lenders to grant any similar or other future waiver or amendment of any of the terms and conditions of the Financing Agreement or the other Loan Documents or (b) in any way prejudice, impair or effect any rights or remedies of the Agents or the Lenders under the Financing Agreement or the other Loan Documents.

6. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment, but upon the request of an Agent the parties shall deliver original executed copies of the Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement, as and when provided in Section 9.01 of the Financing Agreement, if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.

(e) Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing)

(collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

(f) This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(g) The Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(h) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE REVISIONS CONTEMPLATED HEREIN.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

FUNKO ACQUISITION HOLDINGS, L.L.C.

By:	/s/ Russell Nickel
	Name:	Russell Nickel
	Title:	Chief Financial Officer and Secretary

FUNKO HOLDINGS LLC

By:	/s/ Russell Nickel
	Name:	Russell Nickel
	Title:	Chief Financial Officer and Secretary

FUNKO, LLC

By:	/s/ Russell Nickel
	Name:	Russell Nickel
	Title:	Chief Financial Officer and Secretary

AMENDMENT NO. 4 TO

FINANCING AGREEMENT

COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Chief Executive Officer

AMENDMENT NO. 4 TO

FINANCING AGREEMENT

ADMINISTRATIVE AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick Cornell
	Name:	Patrick Cornell
	Title:	SVP

AMENDMENT NO. 4 TO

FINANCING AGREEMENT

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS AUS LEVERED HOLDINGS LP
By: CAL I GP Holdings LLC, its General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Senior Managing Director

CERBERUS AUS LEVERED II LP
By: CAL II GP LLC, its General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS FSBA LEVERED LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS ICQ LEVERED II LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS ICQ LEVERED LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

AMENDMENT NO. 4 TO

FINANCING AGREEMENT

CERBERUS ICQ OFFSHORE LEVERED LP
By: Cerberus ICQ Offshore GP LLC
Its: General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Senior Managing Director

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus ICQ Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Senior Managing Director

CERBERUS KRS LEVERED LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS LOAN FUNDING XIX L.P.
By: Cerberus LFGP XIX, LLC
Its: General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Senior Managing Director

CERBERUS LOAN FUNDING XV L.P.
By: Cerberus ICQ GP, LLC
Its: General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Senior Managing Director

CERBERUS LOAN FUNDING XVI LP
By: Cerberus PSERS GP, LLC
Its: General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Senior Managing Director

AMENDMENT NO. 4 TO

FINANCING AGREEMENT

CERBERUS LOAN FUNDING XVII LTD.
By: Cerberus ASRS Holdings LLC
Its: Attorney-in-Fact

By:	/s/ Daniel Wolf
Duly Authorized Signatory
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS LOAN FUNDING XVII L.P.
By: Cerberus LFGVP XVIII, LLLC
Its: General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Senior Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS OFFSHORE LEVERED III LP
By: COL III GP Inc.
Its: General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS PSERS LEVERED LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS REDWOOD LEVERED A LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS REDWOOD LEVERED B LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS SWC LEVERED II LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

AMENDMENT NO. 4 TO

FINANCING AGREEMENT

FORTRESS CREDIT OPPORTUNITIES III CLO LP

By: FCO III CLO GP LLC, its General Partner

By:	/s/ Marc K. Furstein
	Name:	Marc K. Furtstein
	Title:	Chief Operating Officer

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED

By: FCO V CLO CM LLC, its Collateral Manager

By:	/s/ Marc K. Furstein
	Name:	Marc K. Furtstein
	Title:	Chief Operating Officer

FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED

By: FCO VII CLO CM LLC, its Collateral Manager

By:	/s/ Marc K. Furstein
	Name:	Marc K. Furtstein
	Title:	Chief Operating Officer

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED

By: FCO VI CLO CM LLC, its Collateral Manager

By:	/s/ Marc K. Furstein
	Name:	Marc K. Furtstein
	Title:	Chief Operating Officer

AMENDMENT NO. 4 TO

FINANCING AGREEMENT